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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8-K

                             CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  October 11, 2000
                                                  ----------------



                             Nordstrom, Inc.
       ______________________________________________________
       (Exact name of Registrant as specified in its charter)




        Washington                      0-6074                91-0515058
_______________________________      ____________        ___________________
(State or other jurisdiction of      (Commission            (IRS Employer
 incorporation or organization)      File Number)         Identification No.)




             1617 Sixth Avenue, Seattle, Washington  98101
         ____________________________________________________
         (Address of principal executive offices)  (Zip code)



Registrant's telephone number, including area code: (206) 628-2111















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Item 5. Other Events

See the attached press release issued by Nordstrom, Inc. on October 11, 2000, announcing non-recurring charges and third quarter earnings expectations, filed herein as Exhibit 99.1




Item 7.  Financial Statements and Exhibits

      (a)  Financial Statements of Business Acquired:
             Not applicable

      (b)  Pro Forma Financial Information:
             Not applicable

      (c)  Exhibits:


  Exhibit No.                     Description

    99.1 Press Release issued by Nordstrom, Inc. on October 11, 2000, announcing non-recurring charges and third quarter earnings expectations





























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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NORDSTROM, INC.
                            (Registrant)


                        /s/            Michael G. Koppel
                    ----------------------------------------------------
                                       Michael G. Koppel
                            Vice President and Corporate Controller
                                 (Principal Accounting Officer)




Date:   October 11, 2000
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